INCOME TAXES - Components of deferred taxes (Details) ¥ in Thousands, $ in Thousands	Jun. 30, 2022 CNY (¥)	Jun. 30, 2022 USD ($)	Dec. 31, 2021 CNY (¥)
Deferred tax assets:
Net loss carryforward	¥ 44,428	$ 6,633	¥ 40,986
Accrued expenses	1,862	278	1,460
Provision for doubtful accounts	1,064	159	1,012
Valuation allowance	¥ (47,354)	$ (7,070)	(43,458)
Deferred tax liabilities:
Long-lived assets arising from acquisitions			(2,158)
Total deferred tax liabilities			¥ (2,158)